UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 26, 2011

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On June 26, 2011, VIVUS, Inc., or the Company, presented three poster presentations beginning at 12:00 noon PT at the American Diabetes Association 71st Scientific Sessions meeting held June 24 to June 28, 2011 at the San Diego Convention Center, San Diego, California.  The posters are entitled as follows:

•                     Weight Loss with Controlled-Release Phentermine/Topiramate (PHEN/TPM CR) Reverses Metabolic Syndrome and Improves Associated Traits

•                     Diabetes Prevention and Normalization of Fasting Glucose in Subjects with Prediabetes Using Controlled-Release Phentermine/Topiramate in a 2-Year Weight Loss Intervention

•                     Long-term Weight Loss and Improvement in Glycemic Parameters with Low-Dose, Controlled-Release Phentermine/Topiramate (PHEN/TPM CR)

A graphical representation of each poster (including the reproduction of its contents) presented by the Company are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Poster entitled, “Weight Loss with Controlled-Release Phentermine/Topiramate (PHEN/TPM CR) Reverses Metabolic Syndrome and Improves Associated Traits” and a reproduction of the contents thereof.
99.2

Poster entitled, “Diabetes Prevention and Normalization of Fasting Glucose in Subjects with Prediabetes Using Controlled-Release Phentermine/Topiramate in a 2-Year Weight Loss Intervention” and a reproduction of the contents thereof.

99.3	Poster entitled, “Long-term Weight Loss and Improvement in Glycemic Parameters with Low-Dose, Controlled-Release Phentermine/Topiramate (PHEN/TPM CR)” and a reproduction of the contents thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry Vice President and Chief Accounting Officer

Date:  June 26, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Poster entitled, “Weight Loss with Controlled-Release Phentermine/Topiramate (PHEN/TPM CR) Reverses Metabolic Syndrome and Improves Associated Traits” and a reproduction of the contents thereof.
99.2

Poster entitled, “Diabetes Prevention and Normalization of Fasting Glucose in Subjects with Prediabetes Using Controlled-Release Phentermine/Topiramate in a 2-Year Weight Loss Intervention” and a reproduction of the contents thereof.

99.3	Poster entitled, “Long-term Weight Loss and Improvement in Glycemic Parameters with Low-Dose, Controlled-Release Phentermine/Topiramate (PHEN/TPM CR)” and a reproduction of the contents thereof.